                                                                    Exhibit 10.8

                                LETTER AGREEMENT
                          REGARDING SUBSIDIARY SUPPORT

                                  March 1, 2004

MACC Private Equities Inc.
101 Second Street, S.E.
Cedar Rapids, IA 52401

         RE:   $400,000 Convertible Note and Security Agreement dated as of
               March 1, 2004 between MACC Private Equities Inc. and Geoffrey T.
               Woolley

Ladies and Gentlemen:

     This Letter Agreement is made by and between MACC Private Equities Inc. a
Delaware corporation (the "Company") and MorAmerica Capital Corporation, an Iowa
corporation and wholly-owned subsidiary (the "Subsidiary") of the Company.
Except as otherwise defined herein, capitalized terms used herein shall have the meanings given them (including through incorporation by reference) in the
Convertible Note and Security Agreement dated as of March 1, 2004 (the "Note"), by and between the Company and Geoffrey T. Woolley ("Woolley").

     The Company desires to enter into the Note in order to obtain a revolving line of credit in the maximum amount of $400,000. The Subsidiary acknowledges that it anticipates benefit from the Company's ability to borrow under Note.
Woolley has requested that, in consideration for the extension of credit by
Woolley under the Note, Company enter into this Letter Agreement with the
Subsidiary.

1.   Subject to:

     (a)  the articles of incorporation and by-laws of the Subsidiary;

     (b)  any statute, law, regulation, ordinance, code, order, rule or other governmental restriction applicable to the Subsidiary, including, without limitation, (i) those applicable to Subsidiary as a small business investment company licensed under the Small Business
          Investment Act of 1958, and (ii) laws relating to the insolvency of debtors; and

     (c)  the legal and fiduciary responsibilities of the board of directors of the Subsidiary in respect of the declaration and payment of dividends and distributions;

the Subsidiary hereby agrees with Company, at any time any amount is owing under the Note, to make a payment to Company in the amount available from any or all of the following sources, up to the then-outstanding amount of principal and interest under the Note:

MACC Private Equities Inc.
March 1, 2004

          i.   dividends legally available for distribution to Company from time to time;

          ii.  payments to the Company from time to time under the tax sharing agreement between the Company and the Subsidiary; and

          iii. reimbursement payments to the Company from time to time for those expenses incurred by the Company that are properly allocable to the Subsidiary, provided, however, that at the time of payment any such reimbursement payment shall not impair the capital of
               MorAmerica Capital more than the lesser of (a) forty-five percent
               (45%) or (b) the maximum impairment percentage permitted under the capital impairment rules of the Small Business
               Administration.

2.   This Letter Agreement, and the obligations of the Subsidiary, shall terminate upon the later to occur of (i) the conversion of all of the outstanding principal of and interest on the Note into shares of the
     Company's Common Stock pursuant to terms of the Note, or (ii) satisfaction in full of all obligations of the Company to Woolley under the Note.

3.   This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

4.   Company and the Subsidiary hereby acknowledge that the agreements contained herein are intended to benefit Woolley and agree that Woolley is a third party beneficiary hereof. Other than as set forth in the immediately preceding sentence, nothing herein contained shall confer any right upon any person other than the parties hereto.

5.   This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.   The Subsidiary acknowledges and agrees that:

     (a)  The Company is a holding company the assets of which are comprised substantially of capital stock of the Subsidiary.

     (b)  Company's business operations are carried out substantially through the Subsidiary.

     (c)  The line of credit under the Note will be used by Company for operating expenses that will be of benefit to the Subsidiary.

MACC Private Equities Inc.
March 1, 2004

Sincerely,

SUBSIDIARY

MORAMERICA CAPITAL CORPORATION

By:      /s/ Kent I. Madsen
   ------------------------------------------
Name:   Kent I. Madsen
Title:  President

By:      /s/ Robert A. Comey
   ------------------------------------------
Name:   Robert A. Comey
Title:  Chief Financial Officer

Acknowledged and agreed this 1st day of March, 2004.

MACC PRIVATE EQUITIES INC.

By:      /s/ Kent I. Madsen
   ------------------------------------------
Name:   Kent I. Madsen
Title:  President

By:      /s/ David R. Schroder
   ------------------------------------------
Name:   David R. Schroder
Title:  Chief Financial Officer

cc:      Geoffrey T. Woolley